Exhibit 99.2

GOVERNMENT PROPERTIES

INCOME TRUST

Second Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                  OUR ABILITY TO PAY DISTRIBUTIONS IN THE FUTURE AND THE EXPECTED AMOUNTS THEREOF,

•                  OUR ACQUISITION AND SALE OF PROPERTIES,

•                  THE CREDIT QUALITY OF OUR TENANTS,

•                  THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•                  OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                  THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR SECURED REVOLVING CREDIT FACILITY,

•                  OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•                  OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL,

•                  OUR EXPECTATION THAT WE WILL BENEFIT FINANCIALLY BY PARTICIPATING IN AIC WITH OUR MANAGER, REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND COMPANIES TO WHICH RMR PROVIDES MANAGEMENT SERVICES, AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY,

•                ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, CWH, AND RMR AND THEIR AFFILIATES,

•                COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, AND

•                LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•                IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•                CONTINGENCIES IN OUR ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS. WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS PROPERTY OPERATING EXPENSES, WHICH EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES,

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE, AND

•                OUR PARTICIPATION IN AIC INVOLVES POTENTIAL FINANCIAL RISKS AND REWARDS TYPICAL OF ANY START UP BUSINESS VENTURE AS WELL AS OTHER FINANCIAL RISKS AND REWARDS SPECIFIC TO INSURANCE COMPANIES. ACCORDINGLY, OUR EXPECTED FINANCIAL BENEFITS FROM OUR INITIAL OR FUTURE INVESTMENTS IN AIC MAY BE DELAYED OR MAY NOT OCCUR.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS GOVERNMENT TENANTS’ NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED ELSEWERE IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, OR OUR ANNUAL REPORT, AND SUBSEQUENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  ALSO, OTHER FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER "RISK FACTORS" IN OUR ANNUAL REPORT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

COMPANY PROFILE

The Company:

Government Properties Income Trust, or GOV, we or us, is a real estate investment trust, or REIT, which owns buildings majority leased to government tenants located throughout the United States. The majority of our properties are commercial office buildings. As of June 30, 2010, we owned 41 properties with approximately 4.9 million square feet. Thirty four properties are primarily leased to the U.S. Government and seven are leased to the state governments of California, Maryland, Massachusetts, Minnesota and South Carolina. GOV was formed in February 2009 and became a public company on June 8, 2009. We are included in the Russell 2000® stock index and the MSCI US REIT index.

Strategy:

Our primary business strategy is to maintain our properties, seek to renew our leases as they expire, selectively acquire additional properties that are majority leased to government tenants and to pay distributions to shareholders. As current leases expire, we will attempt to renew our leases with our existing tenants or enter into leases with new tenants, in both circumstances at rents which are equal to or greater than the rents we now receive. Our ability to renew leases with our existing tenants or to enter into new leases with new tenants and the rents we are able to charge will be dependent in large part upon market conditions which are generally beyond our control. Although we sometimes may sell properties, we generally consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains. We currently do not have any investments in off balance sheet entities.

Management:

GOV is managed by Reit Management & Research LLC, or RMR. RMR is a real estate management company which was founded in 1986 to manage public investments in real estate. As of June 30, 2010, RMR managed one of the largest portfolios of publicly owned real estate in the North America, including 1,370 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has more than 600 employees in its headquarters and regional offices located throughout the country. In addition to managing GOV, RMR also manages CommonWealth REIT, or CWH, a publicly traded REIT that owns office and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living and healthcare properties. RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to Travel Centers of America, LLC, an operator of travel centers which is a tenant of HPT. An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of over $17.5 billion as of June 30, 2010. We believe that being managed by RMR is a competitive advantage for GOV because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry. We also believe RMR provides management services to GOV at costs that are lower than we otherwise would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t)  (617) 219-1440
(f)  (617) 796-8267

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Shares — GOV

Portfolio Data (as of 6/30/10):

Total properties	41
Total sq. ft. (000s)	4,905
Percent leased	99.7%

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Barbara D. Gilmore
Independent Trustee

Senior Management

Adam D. Portnoy	David M. Blackman
President	Treasurer & Chief Financial Officer

Contact Information

Investor Relations Government Properties Income Trust 400 Centre Street Newton, MA 02458 (t) (617) 219-1410 (f) (617) 796-8267 (e-mail) info@govreit.com (website) www.govreit.com

Inquiries

Financial inquiries should be directed to David M. Blackman, Treasurer and Chief Financial Officer, at (617) 219-1440 or dblackman@govreit.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Vice President, Investor Relations, at (617) 796-8222 or tbonang@govreit.com, or Elisabeth Heiss, Manager, Investor Relations, at (617) 796-8222 or eheiss@govreit.com.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

RESEARCH COVERAGE

Equity Research Coverage

Banc of America Merrill Lynch Research	Jefferies & Company, Inc.
James Feldman	Omotayo Okusanya
(212) 449-6255	(212) 336-7076

RBC Capital Markets	Wells Fargo Securities
David Rodgers	Brendan Maiorana
(440) 715-2647	(443) 263-6516

GOV is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding GOV’s performance made by these analysts do not represent opinions, forecasts or predictions of GOV or its management.  GOV does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

FINANCIAL INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

KEY FINANCIAL DATA (1)

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2010		3/31/2010		12/31/2009		9/30/2009		6/30/2009

Shares Outstanding:
Common shares outstanding (at end of period)	31,264		31,256		21,481		21,481		21,450
Weighted average common shares outstanding (2)	31,261		29,084		21,481		21,455		12,384

Common Share Data:
Price at end of period	$25.52		$26.01		$22.98		$24.01		$20.53
High during period	$28.40		$26.01		$25.50		$24.35		$20.53
Low during period	$23.95		$21.64		$21.79		$18.76		$17.76

Selected Balance Sheet Data:
Total assets	$686,278		$606,549		$514,813		$438,867		$412,023
Total liabilities	$132,898		$48,385		$162,763		$72,895		$52,420
Gross book value of real estate assets (3)	$779,215		$666,931		$594,320		$521,273		$502,696
Total debt / gross book value of real estate (3)	15.1%		5.4%		24.3%		12.5%		8.7%

Book Capitalization:
Total debt	$117,944		$36,126		$144,375		$65,375		$43,875
Plus: total stockholders’ equity	553,380		558,164		352,050		365,972		359,603
Total book capitalization	$671,324		$594,290		$496,425		$431,347		$403,478
Total debt / total book capitalization	17.6%		6.1%		29.1%		15.2%		10.9%

Market Capitalization:
Total debt (book value)	$117,944		$36,126		$144,375		$65,375		$43,875
Plus: market value of common shares (at end of period)	797,857		812,969		493,633		515,759		440,369
Total market capitalization	$915,801		$849,095		$638,008		$581,134		$484,244
Total debt / total market capitalization	12.9%		4.3%		22.6%		11.2%		9.1%

Selected Income Statement Data:
Rental income	$25,940		$23,355		$20,654		$19,656		$19,405
EBITDA (4)	$14,839		$13,279		$11,122		$11,485		$12,026
Property net operating income (NOI) (5)	$17,480		$15,553		$13,243		$12,937		$12,857
NOI margin (6)	67.4%		66.6%		64.1%		65.8%		66.3%
Net income	$7,735		$6,851		$5,415		$6,185		$5,869
Funds from operations (FFO) (7)	$14,147		$12,575		$10,223		$10,220		$9,666

Per Share Data (2):
Net income	$0.25		$0.24		$0.25		$0.29		$0.47
FFO (7)	$0.45		$0.43		$0.48		$0.48		$0.78

Coverage Ratios:
EBITDA (4) / interest expense	8.8	x	8.7	x	6.5	x	7.8	x	5.1	x

(1)         GOV became a public company on June 8, 2009.

(2)         GOV was formed in February 2009 and completed its initial public offering, or IPO, of common shares in June 2009.  We have no outstanding share equivalents, such as units, convertible debt or stock options.  Prior to completion of its IPO on June 8, 2009, GOV did not have any publicly traded outstanding common shares. If the IPO had been completed on January 1, 2009, GOV’s weighted average common shares outstanding for the quarter and six months ended June 30, 2009 would have been 21,450,000.

(3)         Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(4)         See page 13 for calculation of EBITDA.

(5)         Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to net income.

(6)         NOI margin is defined as NOI as a percentage of rental income.

(7)         See page 15 for calculation of funds from operations, or FFO, and FFO per share.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	As of	As of
	6/30/2010	12/31/2009

ASSETS
Real estate properties:
Land	$85,909	$74,009
Buildings and improvements	653,731	502,748
	739,640	576,757
Accumulated depreciation	(121,566)	(113,027)
	618,074	463,730

Acquired real estate leases, net	39,212	15,310
Cash and cash equivalents	1,023	1,478
Restricted cash	1,000	—
Rents receivable	14,860	13,544
Deferred leasing costs, net	1,161	1,330
Deferred financing costs, net	4,996	5,204
Due from affiliates	336	103
Other assets, net	5,616	14,114
Total assets	$686,278	$514,813

LIABILITIES AND SHAREHOLDERS’ EQUITY

Mortgage notes payable	$35,944	$—
Secured revolving credit facility	82,000	144,375
Accounts payable and accrued expenses	8,116	13,985
Due to affiliates	1,063	837
Acquired real estate lease obligations, net	5,775	3,566
Total liabilities	132,898	162,763

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 31,263,850 and 21,481,350 shares issued and outstanding, respectively	313	215
Additional paid in capital	556,776	357,627
Cumulative net income	28,127	13,541
Cumulative common distributions	(31,836)	(19,333)
Total shareholders’ equity	553,380	352,050
Total liabilities and shareholders’ equity	$686,278	$514,813

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

CONSOLIDATED STATEMENTS OF INCOME
(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Rental income (1)	$25,940	$19,405	$49,295	$38,648

Expenses:
Real estate taxes	2,764	2,113	5,332	4,219
Utility expenses	1,733	1,523	3,410	3,044
Other operating expenses	3,963	2,912	7,520	5,711
Depreciation and amortization	5,401	3,797	10,281	7,361
Acquisition costs	1,011	—	1,855	—
General and administrative	1,623	873	3,076	1,613
Total expenses	16,495	11,218	31,474	21,948

Operating income	9,445	8,187	17,821	16,700

Interest and other income (expense), net	(7)	42	16	44
Interest expense (including net amortization of debt premiums and deferred financing fees of $624, $427, $1,156 and $427, respectively)	(1,678)	(2,360)	(3,209)	(2,360)

Income before income tax expense	7,760	5,869	14,628	14,384

Income tax expense	(25)	—	(42)	—
Net income	$7,735	$5,869	$14,586	$14,384

Weighted average common shares outstanding (2)	31,261	12,384	30,178	8,590

Earnings per common share (2):
Net income	$0.25	$0.47	$0.48	$1.67

Additional Data:
General and administrative expenses / rental income	6.26%	4.50%	6.24%	4.17%
General and administrative expenses / total assets (at end of period)	0.24%	0.21%	0.45%	0.39%

Non cash straight line rent adjustments (1)	$(59)	$(109)	$(124)	$(225)
Lease value amortization (1)	$14	$85	$48	$170
Lease termination fees included in rental income	$57	$—	$57	$—
Capitalized interest expense	$—	$—	$—	$—

(1)          We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments.  Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          Prior to completion of its IPO on June 8, 2009, GOV did not have any publicly traded outstanding common shares. If the IPO had been completed on January 1, 2009, GOV’s weighted average common shares outstanding for the quarter and six months ended June 30, 2009 would have been 21,450.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)

	For the Six Months Ended
	6/30/2010	6/30/2009
Cash flows from operating activities:
Net income	$14,586	$14,384
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	11,389	7,617
Share based compensation expense	217	—
Equity in loss of equity investment	52	—
Change in assets and liabilities:
(Increase) decrease in restricted cash	(1,000)	1,334
(Increase) decrease in deferred leasing costs	(47)	—
(Increase) decrease in rents receivable	(1,316)	(326)
(Increase) decrease in due from affiliates	(233)	—
(Increase) decrease in other assets	8,490	(196)
Increase (decrease) in accounts payable and accrued expenses	2,744	(1,072)
Increase (decrease) in due to affiliates	226	(1,343)
Cash provided by operating activities	35,108	20,398

Cash flows from investing activities:
Real estate acquisitions and improvements	(149,817)	(1,176)
Investment in Affiliates Insurance Company	(44)	—
Cash used in investing activities	(149,861)	(1,176)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	199,030	209,389
Repayment of mortgage loans	(242)	(134)
Borrowings on secured revolving credit facility	104,000	272,000
Payments on secured revolving credit facility	(166,375)	(228,125)
Financing fees	(1,019)	(6,235)
Distributions to common shareholders	(21,096)	—
Equity distributions	—	(265,763)
Cash provided by (used in) financing activities	114,298	(18,868)

(Decrease) increase in cash and cash equivalents	(455)	354
Cash and cash equivalents at beginning of period	1,478	97
Cash and cash equivalents at end of period	$1,023	$451

Supplemental cash flow information:
Interest paid	$1,870	$1,932

Non-cash operating activities
Equity distributions	$—	$8,047

Non-cash investing activities
Assumption of mortgage debt in connection with real estate acquisitions	$(35,196)	$—

Non-cash financing activities
Mortgage debt assumed	$35,196	$—
Costs of establishing credit facility	—	650
Costs for issuance of common shares	—	3,813

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION OF EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Net income	$7,735	$5,869	$14,586	$14,384
Plus: interest expense	1,678	2,360	3,209	2,360
Plus: income tax expense	25	—	42	—
Plus: depreciation and amortization	5,401	3,797	10,281	7,361
EBITDA	$14,839	$12,026	$28,118	$24,105

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, income tax expense, if any, and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest expense and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, other companies may calculate EBITDA differently than us.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)
(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Calculation of NOI:
Rental income (1)	$25,940	$19,405	$49,295	$38,648
Operating expenses	(8,460)	(6,548)	(16,262)	(12,974)
Property net operating income (NOI)	$17,480	$12,857	$33,033	$25,674

Reconciliation of NOI to Net Income:

Property net operating income (NOI)	$17,480	$12,857	$33,033	$25,674
Depreciation and amortization	(5,401)	(3,797)	(10,281)	(7,361)
Acquisition costs	(1,011)	—	(1,855)	—
General and administrative	(1,623)	(873)	(3,076)	(1,613)
Operating income	9,445	8,187	17,821	16,700

Interest and other income (expense), net	(7)	42	16	44
Interest expense	(1,678)	(2,360)	(3,209)	(2,360)
Income tax expense	(25)	—	(42)	—
Net income	$7,735	$5,869	$14,586	$14,384

(1)          We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments of approximately ($59,800) and ($109,000) for the three months ended June 30, 2010 and 2009, respectively, and ($124,300) and ($225,000) for the six months ended June 30, 2010 and 2009, respectively.  Rental income also includes non-cash amortization of intangible lease assets and liabilities.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual and company wide property level performance.  The calculation of NOI excludes depreciation and amortization, acquisition costs, and general and administrative expenses from the calculation of net income in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available or cash flow from operating activities as a measure of financial performance.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)
(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Net income	$7,735	$5,869	$14,586	$14,384
Plus: depreciation and amortization	5,401	3,797	10,281	7,361
Plus: acquisition costs (1)	1,011	—	1,855	—
FFO available for common shareholders	$14,147	$9,666	$26,722	$21,745

Weighted average common shares outstanding (2)	31,261	12,384	30,178	8,590

FFO available for common shareholders per share (2)	$0.45	$0.78	$0.89	$2.53

(1)          Represents the closing costs associated with acquisitions that are expensed under Statement of Financial Accounting Standards No. 141 (R), “Business Combinations”.

(2)          Prior to completion of its IPO on June 8, 2009, GOV did not have any publicly traded outstanding common shares. If the IPO had been completed on January 1, 2009, GOV’s weighted average common shares outstanding for the quarter and six months ended June 30, 2009 would have been 21,450.

We compute FFO as shown above.  Our calculations of FFO differ from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs from the determination of FFO.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as acquisition costs and depreciation expense, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.  Also, other REITs may calculate FFO differently than us.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

SAME PROPERTY RESULTS
(dollars and sq. ft. in thousands)

	For the Three Months Ended (1)		For the Six Months Ended (2)
	6/30/2010	6/30/2009	6/30/2010	6/30/2009

Properties	29	29	29	29
Total sq. ft.	3,304	3,304	3,304	3,304
Percent leased (3)	99.9%	99.3%	99.9%	99.6%
Rental income	$19,135	$19,405	$38,170	$38,648
Property net operating income (NOI) (4)	$12,559	$12,857	$25,057	$25,674
NOI % growth	-2.3%		-2.4%

(1)          Based on properties owned continuously since 4/1/2009 by us or our predecessor.

(2)          Based on properties owned continuously since 1/1/2009 by us or our predecessor.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see NOI and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

DEBT SUMMARY
(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (1)	Balance (1)	Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt One property in Landover, MD	6.21%	6.21%	$24,800	8/1/2016	$15,168	6.1
Secured debt One property in Lakewood, CO	8.15%	6.15%	11,144	3/1/2021	—	10.7
Total / weighted average secured fixed rate debt	6.81%	6.19%	$35,944		$15,168	7.5

Secured Floating Rate Debt:
Secured revolving credit facility (2)	3.35%	3.35%	$82,000	4/24/2012	$82,000	1.8

Summary Debt:
Total / weighted average secured fixed rate debt	6.81%	6.19%	$35,944		$15,168	7.5
Total / weighted average floating rate debt	3.35%	3.35%	82,000		82,000	1.8
Total / weighted average debt	4.40%	4.22%	$117,944		$15,168	3.6

(1)          Includes the effect of mark to market accounting at the assumption of the mortgages.  Excludes effects of offering and transaction costs.

(2)          Interest is generally set at LIBOR plus a spread which varies based upon our leverage.   Subject to meeting certain conditions and payment of a fee, GOV may extend the maturity date to 4/24/2013.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

DEBT MATURITY SCHEDULE
(dollars in thousands)

	Secured	Secured
	Fixed Rate	Floating
Year	Debt	Rate Debt (1)	Total (2)

2010	$302	$—	$302
2011	729	—	729
2012	968	82,000	82,968
2013	1,049	—	1,049
2014	1,132	—	1,132
2015	1,222	—	1,222
2016	24,463	—	24,463
2017	1,045	—	1,045
2018	1,133	—	1,133
2019 and thereafter	2,911	—	2,911
Total	$34,954	$82,000	$116,954

Percent	29.9%	70.1%	100.0%

(1)          Represents amounts outstanding on GOV’s $250 million secured revolving credit facility at 6/30/2010. Subject to meeting certain conditions and payment of a fee, we may extend the maturity date to 4/24/2013.

(2)          The total debt as of 6/30/2010, including unamortized premiums, was $117,944.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

LEVERAGE RATIOS AND COVERAGE RATIOS

	As of and For the Three Months Ended
	6/30/2010		3/31/2010		12/31/2009		9/30/2009		6/30/2009
Leverage Ratios:

Total debt / total assets(1)	17.2%		6.0%		28.0%		14.9%		10.6%
Total debt / gross book value of real estate assets (2)	15.1%		5.4%		24.3%		12.5%		8.7%
Total debt / total market capitalization(1)	12.9%		4.3%		22.6%		11.2%		9.1%
Total debt / total book capitalization(1)	17.6%		6.1%		29.1%		15.2%		10.9%
Secured debt / total assets	17.2%		6.0%		28.0%		14.9%		10.6%

Coverage Ratios:

EBITDA / interest expense	8.8	x	8.7	x	6.5	x	7.8	x	5.1	x

(1)          Debt includes the effect of mark to market accounting for mortgage debts assumed at the time of certain real estate acquisitions.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS
(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Tenant improvements (TI)	$87	$209	$438	$224	$233
Leasing costs (LC)	22	25	8	1	—
Total TI and LC	109	234	446	225	233

Building improvements (1)	200	33	868	154	133
Development, redevelopment and other activities (2)	212	13	516	—	—
Total capital improvements, including TI and LC	$521	$280	$1,830	$379	$366

Sq. ft. beginning of period	4,390	3,957	3,304	3,304	3,304
Sq. ft. end of period	4,905	4,390	3,957	3,626	3,304
Average sq. ft. during period	4,648	4,174	3,631	3,465	3,304

Building improvements per average sq. ft. during period	$0.04	$0.01	$0.24	$0.04	$0.04

(1)          Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(2)          Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

Government Properties Income Trust
Supplemental Operating and Financial Data

2010 ACQUISITIONS INFORMATION
(dollars and sq. ft. in thousands, except per sq. ft. amounts)

								Weighted
								Average
					Purchase			Remaining
Date		Number of		Purchase	Price (1) /	Cap		Lease	Percent
Acquired		Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)		Term (3)	Leased (4)	Major Tenant - Occupant

Jan-10	12795 West Alameda Parkway, Lakewood, CO	1	167	$28,710	$171.92	10.2%		9.7	100.0%	U.S. Government - National Parks Service
Feb-10	3300 75th Avenue, Landover, MD	1	266	43,650	164.10	9.0%		9.5	100.0%	U.S. Government - Defense Intelligence Agency
Apr-10	65 Bowdoin Street, Burlington, VT	1	27	9,700	359.26	8.6%		14.3	100.0%	U.S. Government - Office of Security and Integrity
Apr-10	11411 Jefferson Avenue, Detroit, MI	1	56	21,300	380.36	8.7%		12.8	100.0%	U.S. Government - U.S. Citizenship & Immigration Services
May-10	75 Pleasant Street, Malden, MA	1	126	40,500	321.43	9.1%		8.6	100.0%	Commonwealth of Massachusetts - Department of Education
Jun-10	One Montvale Avenue, Stoneham, MA	1	98	14,709	150.09	8.9	% (5)	8.9	92.7%	U.S. Government - Various federal agencies
Jun-10	400 State Avenue, Kansas City, KS	1	171	13,112	76.68	8.9	% (5)	5.4	95.5%	U.S. Government - Various federal agencies
Jun-10	744 14th Avenue, Safford, AZ	1	38	12,559	330.50	8.9	% (5)	13.9	100.0%	U.S. Government - Bureau of Land Management
Jul-10	3285 E. Hemisphere Loop, Tucson, AZ	1	35	2,884	82.40	8.9	% (5)	1.6	100.0%	U.S. Government - Drug Enforcement Agency
Jul-10	4181 Ruffin Road, San Diego, CA	1	142	16,482	116.07	8.9	% (5)	7.8	50.0%	U.S. Government - Various federal agencies
Jul-10	220 E. Bryan Street, Savannah, GA	1	36	3,348	93.00	8.9	% (5)	0.9	100.0%	U.S. Government - Federal Bureau of Investigation
Jul-10	330 South Second Avenue, Minneapolis, MN	1	200	23,231	116.16	8.9	% (5)	3.8	53.8%	U.S. Government - Various federal agencies
Jul-10	435 Montano Boulevard, Albuquerque, NM	1	29	2,394	82.55	8.9	% (5)	1.3	100.0%	U.S. Government - Bureau of Land Management
	Total / Weighted Average	13	1,391	$232,579	$167.20	9.1%		8.5%	100.0

(1)	Represents the gross contract purchase or sale price and excludes closing costs and amounts necessary to adjust assumed liabilities to their fair values.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the purchase price on the date of acquisition.
(3)	Average remaining lease term based on rental income as of the date of acquisition.
(4)	Percent leased as of the date of acquisition.
(5)

In June 2010, GOV entered a series of agreements to acquire 15 properties for an aggregate purchase price of $231 million, excluding acquisition costs. The cap rate presented for these properties is the expected cap rate for the 15 properties combined.

PROPERTY AND LEASING INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

PROPERTY SCHEDULE

					% NOI
				% Rental	Three Months
	Location	Sq. Ft.	% Sq. Ft.	Income(1)	ended 6/30/10 (2)
1	20 Massachusetts Avenue, Washington DC	339,541	6.8%	12.7%	13.0%
2	5045 East Butler Ave, Fresno CA	531,976	10.8%	8.0%	10.7%
3	1401 Rockville Pike, Rockville MD	188,444	3.8%	5.7%	7.2%
4	3300 75th Avenue, Landover MD	266,000	5.4%	4.3%	6.0%
5	915 L Street, Sacramento CA	163,840	3.3%	4.9%	5.0%
6	12795 W. Alameda Parkway, Lakewood CO	166,745	3.4%	3.9%	4.5%
7	201 Indianola Avenue, Phoenix AZ	97,145	2.0%	3.3%	3.6%
8	4560 Viewridge Road, San Diego CA	147,955	3.0%	2.9%	3.5%
9	5600 Columbia Pike, Falls Church VA	164,746	3.4%	3.2%	3.2%
10	12 Executive Park Drive, Atlanta GA	128,390	2.6%	2.9%	2.9%
11	8 Corporate Boulevard, Atlanta GA	151,252	3.1%	3.2%	2.8%
12	10-12 Celina Drive, Nashua NH	321,800	6.6%	2.3%	2.7%
13	130-138 Delaware Avenue, Buffalo NY	124,647	2.5%	2.6%	2.3%
14	11411 Jefferson Avenue, Detroit MI	55,966	1.1%	2.2%	2.2%
15	2420 Stevens Center Place, Richland WA	92,914	1.9%	1.7%	2.0%
16	75 Pleasant Street, Malden MA	125,521	2.6%	4.5%	2.0%
17	2020 S. Arlington Heights Road, Arlington Heights IL	57,770	1.2%	1.7%	1.9%
18	9800 Goethe Road, Sacramento CA	110,500	2.3%	1.8%	1.9%
19	7401 West Mansfield, Lakewood CO	70,884	1.4%	1.7%	1.7%
20	16194 West 45th Street, Golden CO	43,232	0.9%	1.4%	1.5%
21	7301 West Mansfield, Lakewood CO	70,904	1.4%	1.4%	1.5%
22	9797 Aero Drive, San Diego CA	94,272	1.9%	1.7%	1.5%
23	7201 West Mansfield, Lakewood CO	71,208	1.5%	1.4%	1.4%
24	4241 & 4300 NE 34th Street, Kansas City MO	98,073	2.0%	1.4%	1.4%
25	12 Corporate Boulevard, Atlanta GA	99,084	2.0%	1.3%	1.3%
26	701 Clay Road, Waco TX	137,782	2.8%	2.0%	1.3%
27	20400 Century Boulevard, Germantown MD	80,550	1.6%	1.5%	1.2%
28	65 Bowdoin Street, Burlington VT	26,609	0.5%	1.0%	1.1%
29	9174 Sky Park Centre, San Diego CA	43,918	0.9%	0.9%	1.1%
30	5353 Yellowstone Road, Cheyenne WY	122,647	2.5%	1.3%	1.1%
31	2430 Stevens Center Place, Richland WA	47,238	1.0%	0.9%	1.0%
32	110 Centerview Drive, Columbia SC	71,580	1.5%	1.0%	1.0%
33	4201 Patterson Avenue, Baltimore MD	84,674	1.7%	1.1%	1.0%
34	2645 and 2655 Long Lake Road, Roseville MN	61,426	1.3%	0.9%	0.9%
35	1 Corporate Boulevard, Atlanta GA	37,554	0.8%	0.6%	0.7%
36	11 Corporate Boulevard, Atlanta GA	32,158	0.7%	0.4%	0.4%
37	10 Corporate Boulevard, Atlanta GA	32,828	0.7%	0.4%	0.4%
38	400 State Avenue, Kansas City KS	170,817	3.5%	2.4%	0.4%
39	One Montvale Avenue, Stoneham MA	97,777	2.0%	2.0%	0.3%
40	882 TJ Jackson Drive, Falling Waters WV	36,818	0.8%	0.6%	0.2%
41	744 14th Avenue, Safford AZ	37,780	0.8%	0.9%	0.2%
		4,904,965	100.0%	100.0%	100.0%

(1)	Rental income is the annualized rent from tenants pursuant to signed leases as of 6/30/2010, plus expense reimbursements excluding lease value amortization.
(2)	NOI is property net operating income and is defined as property rental income less property operating expenses; see page 14 for the calculation and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

TENANT LIST
(sq. ft. in thousands)

			% of Total	% of Rental
	Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)
	US Government:
1	U.S. Citiznship & Immigration Service	312,486	6.4%	10.4%
2	Internal Revenue Service	576,186	11.7%	9.0%
3	Centers for Disease Control	481,266	9.8%	8.8%
4	Department of Justice	228,761	4.7%	8.1%
5	Federal Bureau of Investigation	191,417	3.9%	5.0%
6	National Business Center	212,996	4.3%	4.4%
7	Defense Intelligence Agency	266,000	5.4%	4.3%
8	Department of Energy	220,702	4.5%	4.1%
9	National Park Service	166,745	3.4%	3.9%
10	Food and Drug Administration	133,920	2.7%	3.8%
11	Defense Information Systems Agency	163,407	3.4%	3.0%
12	Drug Enforcement Agency	147,955	3.0%	2.9%
13	Department of Veterans Affairs	174,600	3.6%	2.6%
14	U.S. Postal Service	321,800	6.6%	2.3%
15	Bureau of Land Management	160,427	3.3%	2.2%
16	Occupational Health and Safety Administration	57,770	1.2%	1.7%
17	Financial Management Service	98,073	2.0%	1.4%
18	Environmental Protection Agency	43,232	0.9%	1.4%
19	Housing and Urban Development	69,437	1.4%	1.1%
20	Bureau of Prisons	51,138	1.0%	0.8%
21	Equal Employment Opportunity Commission	12,048	0.2%	0.2%
22	Department of Labor	6,459	0.1%	0.1%
23	Executive Office for Immigration Review	5,500	0.1%	0.1%

	State Government:
1	State of California - four agency occupants	264,001	5.4%	5.5%
2	State of Massachusetts - Education	125,521	2.6%	4.5%
3	State of Maryland - three agency occupants	84,674	1.7%	1.1%
4	State of South Carolina - Labor, Licensing and Regulations	71,580	1.5%	1.0%
5	State of Minnesota - Lottery	61,426	1.3%	0.9%

	36 Non government Tenants	178,272	3.6%	5.4%
	Subtotal Leased Square Feet	4,887,799	99.7%	100.0%

	Available for Lease	17,166	0.3%	—
	Total Square Feet	4,904,965	100.0%	100.0%

(1)

Sq. ft. is pursuant to signed leases as of 6/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Rental income is annualized rent from tenants pursuant to signed leases as of 6/30/2010, plus expense reimbursements; excludes lease value amortization.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

OCCUPANCY AND LEASING SUMMARY
(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Properties	41	35	33	30	29
Total sq. ft. (1)	4,905	4,390	3,957	3,626	3,304
Percentage leased	99.7%	100.0%	99.9%	99.6%	99.3%

Leasing Activity (sq. ft.):
New leases	2	3	14	10	—
Renewals	11	1	—	—	4
Total	13	4	14	10	4

Capital Commitments (2):
New leases	$44	$8	$188	$2	$—
Renewals	90	16	—	—	8
Total	$134	$24	$188	$2	$8

Capital Commitments per Sq. Ft. (2):
New leases	$21.25	$2.39	$13.05	$0.15	$—
Renewals	$8.60	$15.87	$—	$—	$1.94
Total	$10.68	$5.46	$13.05	$0.15	$1.94

Weighted Average Lease Term by Sq. Ft. (years):
New leases	5.3	1.1	5.4	6.3	—
Renewals	3.7	5.8	—	—	3.7
Total	4.0	2.2	5.4	6.3	3.7

Capital Commitments per Sq. Ft. per Year:
New leases	$4.03	$2.13	$2.42	$0.02	$—
Renewals	$2.32	$2.72	$—	$—	$0.53
Total	$2.70	$2.43	$2.42	$0.02	$0.53

(1)	Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(2)	Represents commitments to tenant improvements and leasing costs.

The above leasing summary is based on leases executed during the periods indicated.

Government Properties Income Trust

Supplemental Operating and Financial Data

June 30, 2010

LEASE EXPIRATION SCHEDULE
(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Rental Income Expiring (2)	% of Rental Income Expiring	Cumulative % of Rental Income Expiring
2010	90	1.9%	1.9%	$1,817	1.6%	1.6%
2011	611	12.5%	14.4%	11,705	10.6%	12.2%
2012	752	15.3%	29.7%	24,353	22.2%	34.4%
2013	985	20.2%	49.9%	16,247	14.7%	49.1%
2014	317	6.5%	56.4%	6,461	5.9%	55.0%
2015	479	9.8%	66.2%	9,050	8.2%	63.2%
2016	206	4.2%	70.4%	4,777	4.3%	67.5%
2017	401	8.2%	78.6%	7,707	7.0%	74.5%
2018	266	5.4%	84.0%	9,081	8.2%	82.7%
2019 and thereafter	781	16.0%	100.0%	19,084	17.3%	100.0%
Total	4,888	100.0%		$110,282	100.0%

Weighted average remaining lease term (in years)	4.7			4.9

(1)

Sq. ft. is pursuant to signed leases as of 6/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Rental income is annualized rent from tenants pursuant to signed leases as of 6/30/2010, plus expense reimbursements; excludes lease value amortization.